CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	Highland Income Fund

Shares		Value ($)
Preferred Stock — 35.7%
ENERGY — 1.2%
1,790,983	Crestwood Equity Partners 9.25%(a)	10,548,890

FINANCIALS — 6.6%
34,500	Eastland CLO, Ltd. (a)(b)	11,316,000
3,980	Eastland Ltd. 1.00%, 05/01/2022 (d)	1,305,440
162,000	Federal Home Loan Mortgage (a)(b)	2,028,125
225,315	Federal Home Loan Mortgage 5.90% (a)	1,622,268
525,000	Federal Home Loan Mortgage 5.30% (a)	6,982,500
69,500	Federal National Mortgage Association 7.63% (a)	534,455
252,000	Federal National Mortgage Association (a)(b)	2,944,020
59,449	Federal National Mortgage Association 5.38% (a)	2,572,372
25,000	Federal National Mortgage Association 8.25% (a)	200,000
3,840	Federal National Mortgage Association 4.75% (a)	52,224
30,000	Federal National Mortgage Association 5.13% (a)	406,500
8,860	Gleneagles CLO. Ltd., 12/30/2049(b)(c)(d)	2,223,860
62,600	Grayson CLO, Ltd., 11/01/2021(b)(d)(e)(f)	18,623,500
12,553	Rockwall CDO, 08/01/2024(b)(c)(d)	8,002,219
4,800	Rockwall CDO, Ltd. (a)(b)	926,400

		59,739,883

REAL ESTATE — 27.9%
645,161	Braemar Hotels & Resorts, REIT 5.50%(a)(c)(g)	7,774,190
180,008	Creek Pine Holdings, LLC, REIT 10.25%(a)(c)(e)(f)	224,788,646
249,514	G-LA Resorts Holdings (a)(b)(c)(e)(f)	249,514
18,025	Jernigan Capital, Inc., REIT 7.00% (a)(c)(e)(f)	18,184,402
97,992	Wheeler Real Estate Investment Trust, REIT 9.00% (a)(c)	942,683
74,600	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/2023 (a)(c)(h)	1,137,650

		253,077,085

	Total Preferred Stock (Cost $299,251,219)	323,365,858

Principal $
U.S. Senior Loans (i) — 31.8%
BUSINESS EQUIPMENT & SERVICES — 1.1%
9,777,840	VM Consolidated Inc., Term Loan B1, 1st Lien, 02/28/25	9,594,505

Principal $		Value ($)
U.S. Senior Loans (continued)
COMMERCIAL SERVICES — 0.4%
3,493,518	Fort Dearborn Holding Company, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 10/19/23	3,406,180

		3,406,180

COMMUNICATION SERVICES — 0.7%
6,651,475	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/28 (e)(f)	6,644,823
51,686	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (e)(f)	51,634

		6,696,457

CONSUMER DISCRETIONARY — 1.2%
4,076,667	Truck Hero, Inc., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 04/21/25	3,947,579
6,767,549	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 08/09/24	6,691,414

		10,638,993

CONSUMER PRODUCTS — 0.2%
3,308,466	Dayco Products, LLC, Term Loan B, VAR LIBOR USD 3 Month+4.250%, 05/08/23	2,121,554

ENERGY — 1.1%
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23 (j)	24,333
10,744,147	Traverse Midstream Partners LLC, Term Loan, VAR LIBOR USD 3 Month+4.000%, 09/27/24	9,945,051

		9,969,384

FINANCIALS — 1.1%
932,879	Edelman Financial Center (The), Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 07/21/25	903,218
9,447,348	Edelman Financial Group (The), Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/26/26	9,078,334

		9,981,552

GAMING/LEISURE — 1.5%
22,764,040	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien, (e)(f)(j)	724,306

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Principal $		Value ($)
U.S. Senior Loans (continued)
GAMING/LEISURE (continued)
48,791,955	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, (e)(f)(j)	—
563,359	LLV Holdco, LLC, 1st Protective Advance, 12/31/20 (e)(f)(k)	560,543
938,933	LLV Holdco, LLC, 3rd Protective Advance, 12/31/20 (e)(f)(k)	934,238
333,130	LLV Holdco, LLC, 4th Protective Advance, 12/31/20 (e)(f)(k)	331,464
11,940,100	LLV Holdco, LLC, Revolving Exit Loan, 09/03/21 (e)(f)(k)	10,925,192

		13,475,743

HEALTHCARE — 6.9%
13,576,389	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 05/15/25	11,720,971
1,991,667	Castle US Holding Corporation, Initial Dollar Term Loan, 1st Lien, 01/29/27	1,920,186
63,516,843	CCS Medical, Inc., Term Loan, 05/31/21 (e)(f)(k)	47,523,362
1,777,778	Sound Inpatient Physicians Holdings LLC, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/19/26	1,741,120

		62,905,639

INDUSTRIALS — 1.1%
4,000,000	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.500%, 10/11/25	3,520,000
6,872,792	PSC Industrial Holdings Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/11/24	6,511,970

		10,031,970

INFORMATION TECHNOLOGY — 9.3%
8,834,475	Avaya Inc., Tranche B Term Loan, VAR LIBOR USD 3 Month+4.250%, 12/15/24	8,802,760
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (e)(f)(k)	51,528,000
9,825,000	Intermedia Holdings, Inc., New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 07/21/25	9,792,774

Principal $		Value ($)
U.S. Senior Loans (continued)
INFORMATION TECHNOLOGY (continued)
14,251,549	Procera Networks, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.500%, 10/30/25	13,681,486

		83,805,020

REAL ESTATE — 1.0%
9,069,231	Forest City Enterprises, L.P., Replacement Term Loan, 1st Lien, 12/08/25	8,889,297

RETAIL — 2.5%
2,207,616	General Nutrition Centers, Inc., 12/23/20	2,216,811
2,207,616	General Nutrition Centers, Inc., 1st Lien, 12/23/20	2,216,811
1,178,368	General Nutrition Centers, Inc., FILO Term Loan, VAR LIBOR USD 3 Month+7.000%, 12/31/22	1,148,178
6,862,018	General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+8.750%, 03/04/21	4,913,205
5,073,808	Jo-Ann Stores, LLC, Initial Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/20/23	4,384,100
9,554,955	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien, VAR LIBOR USD 3 Month+9.250%, 05/21/24	7,930,613

		22,809,718

SERVICE — 2.0%
3,621,602	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	3,571,805
8,710,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	8,449,310
5,914,700	EnergySolutions, LLC (aka Envirocare of Utah, LLC), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 05/09/25	5,678,112

		17,699,227

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Principal $		Value ($)
U.S. Senior Loans (continued)
TRANSPORTATION — 1.2%
11,578,198	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.500%, 08/18/22	11,124,738

UTILITIES — 0.5%
4,987,500	PG&E Corp, Term Loan, 1st Lien, 06/23/25	4,896,054
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (l)	44,346

		4,940,400

	Total U.S. Senior Loans (Cost $420,476,234)	288,090,377

Shares
Common Stocks — 26.3%
COMMUNICATION SERVICES — 5.3%
49,600	Loral Space & Communications, Inc. (g)	907,680
502,161	Metro-Goldwyn-Mayer, Inc. (c)(m)	38,264,668
27,134	TerreStar Corporation (c)(e)(f)(m)	9,096,131

		48,268,479

CONSUMER DISCRETIONARY — 0.2%
1,450	Toys ‘R’ Us (c)	153,718
1,450	Tru Kids, Inc. (c)	1,383,462

		1,537,180

ENERGY — 0.0%
167,419	Fieldwood Energy LLC (c)	21,765
1,118,286	Value Creation, Inc. (c)(e)(f)	1

		21,766

GAMING/LEISURE — 0.0%
34,512	LLV Holdco LLC - Series A, Membership Interest (c)(e)(f)(k)	—
436	LLV Holdco LLC - Series B, Membership Interest (c)(e)(f)(k)	—

		—

HEALTHCARE — 0.0%
207,031	CCS Medical Inc. (c)(e)(f)(k)	5,797

HOUSING — 0.0%
1,648,350	Westgate Investments LLC (c)(e)(f)	—

INDUSTRIALS — 0.0%
250,627	Remington Outdoor Co., Inc. (c)	—

MATERIALS — 0.2%
299,032	MPM Holdings, Inc. (c)	1,495,160
14,621	Omnimax International, Inc. (c)(e)(f)(k)	—

		1,495,160

REAL ESTATE — 20.6%
1,438,666	Allenby (c)(e)(f)(k)	1
10,131,274	Claymore (c)(e)(f)(k)	10
2,356,665	Creative Science Properties, Inc. (c)(e)(f)	39,144,206

Shares		Value ($)
Common Stocks (continued)
REAL ESTATE (continued)
331,800	Independence Realty Trust, Inc., REIT	3,845,562
31,232	Jernigan Capital, Inc., REIT	535,317
17,630	NexPoint Real Estate Finance (k)	258,808
148,521	NexPoint Residential Trust, REIT (k)	6,586,906
7,287,130	NFRO REIT SUB, LLC (c)(e)(f)(k)	136,251,115

		186,621,925

	Total Common Stocks (Cost $528,118,835)	237,950,307

Principal $
Collateralized Loan Obligations — 17.6%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR ICE LIBOR USD 3 Month+5.490%, 5.74%, 5/1/2027 (d)	5,137,500
10,500,000	Acis CLO, Ltd., Series 2017-7A, Class E VAR ICE LIBOR USD 3 Month+6.000%, 6.25%, 5/1/2027 (d)	8,767,500
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.05%, 5/1/2026 (d)	11,357,500
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR ICE LIBOR USD 3 Month+3.770%, 4.02%, 5/1/2027 (d)	905,000
750,000	Acis CLO, Ltd., Series 2014-4A, Class D VAR ICE LIBOR USD 3 Month+3.100%, 3.35%, 5/1/2026 (d)	679,750
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.00%, 2/1/2026 (d)	2,763,600
2,000,000	Apex Credit CLO, Series 2019-1A, Class D VAR ICE LIBOR USD 3 Month+7.100%, 7.37%, 4/18/2032 (d)	1,600,000
250,000	Ares XXIX CLO, Series 2014-1A, Class E VAR ICE LIBOR USD 3 Month+5.750%, 6.02%, 4/17/2026 (d)	198,575
1,000,000	Ares XXVIIIR CLO, Series 2018-28RA, Class F VAR ICE LIBOR USD 3 Month+7.785%, 8.06%, 10/17/2030 (d)	750,000
1,500,000	Atlas Senior Loan Fund, Series 2017-8A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 7.42%, 1/16/2030 (d)	915,000
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 6.21%, 10/24/2031 (d)	1,788,000
2,500,000	Ballyrock CLO, Ltd., Series 2019-1A, Class ER VAR ICE LIBOR USD 3 Month+6.950%, 7.23%, 10/15/2028 (d)	2,257,000

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Principal $		Value ($)
Collateralized Loan Obligations (continued)
1,000,000	Benefit Street Partners CLO VII, Series 2015-VIIA, Class D VAR ICE LIBOR USD 3 Month+5.350%, 5.62%, 7/18/2027 (d)	910,000
2,000,000	Benefit Street Partners CLO XI, Series 2017-11A, Class E VAR ICE LIBOR USD 3 Month+7.200%, 7.48%, 4/15/2029 (d)	1,320,000
3,500,000	BlueMountain CLO, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+8.080%, 8.35%, 4/20/2031 (d)	2,190,650
2,000,000	California Street CLO IX, Series 2019-9A, Class FR2 VAR ICE LIBOR USD 3 Month+8.520%, 8.79%, 7/16/2032 (d)	1,515,000
2,000,000	Canyon Capital CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.750%, 6.03%, 7/15/2031 (d)	1,700,000
1,875,000	Carlyle Global Market Strategies CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.400%, 5.67%, 4/17/2031 (d)	1,331,953
500,000	Carlyle US CLO, Series 2020-4A, Class D VAR ICE LIBOR USD 3 Month+7.650%, 7.93%, 1/15/2033 (d)	465,250
2,250,000	Catamaran CLO, Ltd., Series 2015-1A, Class E VAR ICE LIBOR USD 3 Month+5.150%, 5.41%, 4/22/2027 (d)	1,721,250
2,500,000	Catamaran CLO, Ltd., Series 2016-1A, Class D VAR ICE LIBOR USD 3 Month+6.650%, 6.92%, 1/18/2029 (d)	2,115,000
3,000,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR ICE LIBOR USD 3 Month+4.850%, 5.12%, 10/18/2026 (d)	1,908,600
4,000,000	Cathedral Lake CLO, Series 2019-4A, Class E2R VAR ICE LIBOR USD 3 Month+7.830%, 8.10%, 10/20/2028 (d)	2,960,000
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR VAR ICE LIBOR USD 3 Month+7.250%, 7.53%, 10/15/2029 (d)	932,125
2,000,000	Cedar Funding VI CLO, Series 2018-6A, Class ER VAR ICE LIBOR USD 3 Month+5.900%, 6.17%, 10/20/2028 (d)	1,723,000
1,000,000	CIFC Funding, Series 2019-1A, Class D2R VAR ICE LIBOR USD 3 Month+4.430%, 4.70%, 10/21/2031 (d)	980,000

Principal $		Value ($)
Collateralized Loan Obligations (continued)
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 VAR ICE LIBOR USD 3 Month+5.850%, 6.12%, 1/18/2031 (d)	815,000
1,350,000	CIFC Funding, Series 2018-5A, Class DR VAR ICE LIBOR USD 3 Month+5.550%, 5.79%, 10/25/2027 (d)	1,198,125
4,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR ICE LIBOR USD 3 Month+7.950%, 8.23%, 10/15/2029 (d)	2,340,000
1,500,000	Dryden 41 Senior Loan Fund, Series 2018-41A, Class FR VAR ICE LIBOR USD 3 Month+7.200%, 7.48%, 4/15/2031 (d)	1,096,875
2,000,000	Dryden 45 Senior Loan Fund, Series 2018-45A, Class FR VAR ICE LIBOR USD 3 Month+8.120%, 8.40%, 10/15/2030 (d)	1,545,000
1,500,000	Dryden 49 Senior Loan Fund, Series 2017-49A, Class F VAR ICE LIBOR USD 3 Month+7.550%, 7.82%, 7/18/2030 (d)	1,140,000
8,000,000	Eaton Vance CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 8.53%, 4/15/2031 (d)	6,000,000
2,000,000	Flatiron CLO, Series 2015-1A, Class F VAR ICE LIBOR USD 3 Month+5.500%, 5.78%, 4/15/2027 (d)	1,580,000
750,000	Galaxy XXII CLO, Series 2018-22A, Class ER VAR ICE LIBOR USD 3 Month+5.750%, 6.02%, 7/16/2028 (d)	651,600
1,000,000	Galaxy XXIV CLO, Series 2017-24A, Class E VAR ICE LIBOR USD 3 Month+5.500%, 5.78%, 1/15/2031 (d)	780,000
2,500,000	Galaxy XXV CLO, Series 2018-25A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 6.19%, 10/25/2031 (d)	2,170,750
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F VAR ICE LIBOR USD 3 Month+8.000%, 8.26%, 11/22/2031 (d)	4,033,000
3,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 6.77%, 4/20/2030 (d)	2,100,000
3,500,000	Goldentree Loan Management US CLO 4, Series 2019-4A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.01%, 4/24/2031 (d)	2,922,500

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Principal $		Value ($)
Collateralized Loan Obligations (continued)
3,500,000	GoldenTree Loan Management US CLO 4, Series 2019-4A, Class F VAR ICE LIBOR USD 3 Month+6.400%, 6.66%, 4/24/2031 (d)	2,590,000
3,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 VAR ICE LIBOR USD 3 Month+7.640%, 7.91%, 10/29/2029 (d)	2,677,500
2,000,000	Grippen Park CLO, Series 2017-1A, Class E VAR ICE LIBOR USD 3 Month+5.700%, 5.97%, 1/20/2030 (d)	1,765,000
3,500,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 7.21%, 10/20/2028 (d)	2,992,500
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.350%, 7.62%, 10/20/2027 (d)	3,180,000
3,000,000	KKR CLO 18, Series 2017-18, Class E VAR ICE LIBOR USD 3 Month+6.450%, 6.72%, 7/18/2030 (d)	2,535,000
1,300,000	Madison Park Funding X, Series 2019-10A, Class ER2 VAR ICE LIBOR USD 3 Month+6.400%, 6.67%, 1/20/2029 (d)	1,161,875
5,350,000	Madison Park Funding XV, Series 2017-15A, Class DR VAR 3-month LIBOR+5.440%, 5.68%, 1/27/2026 (d)	4,774,875
2,000,000	Madison Park Funding XVII, Series 2017-17A, Class FR VAR ICE LIBOR USD 3 Month+7.480%, 7.75%, 7/21/2030 (d)	1,550,000
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 5.54%, 7/27/2030 (d)	1,179,500
2,000,000	Madison Park Funding XXIV, Series 2019-24A, Class ER VAR ICE LIBOR USD 3 Month+7.200%, 7.47%, 10/20/2029 (d)	1,860,000
1,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F VAR ICE LIBOR USD 3 Month+7.570%, 7.84%, 10/18/2030 (d)	822,500
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 7.13%, 4/15/2029 (d)	740,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR ICE LIBOR USD 3 Month+6.500%, 6.78%, 1/15/2028 (d)	401,800

Principal $		Value ($)
Collateralized Loan Obligations (continued)
4,500,000	Man GLG US CLO, Series 2018-1A, Class DR VAR ICE LIBOR USD 3 Month+5.900%, 6.17%, 4/22/2030 (d)	3,433,500
500,000	Mountain View Clo XIV, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.700%, 8.98%, 4/15/2029 (d)	361,500
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR ICE LIBOR USD 3 Month+7.910%, 8.18%, 10/18/2028 (d)	2,867,907
4,250,000	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR VAR ICE LIBOR USD 3 Month+7.450%, 7.73%, 1/15/2028 (d)	2,650,725
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR ICE LIBOR USD 3 Month+8.170%, 8.42%, 6/15/2031 (d)	2,000,000
1,000,000	OCP CLO, Series 2015-9A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.68%, 7/15/2027 (d)	830,000
2,900,000	OHA Credit Partners XII, Series 2018-12A, Class FR VAR ICE LIBOR USD 3 Month+7.680%, 7.94%, 7/23/2030 (d)	2,122,365
1,000,000	OZLM Funding III, Series 2016-3A, Class DR VAR ICE LIBOR USD 3 Month+7.770%, 8.03%, 1/22/2029 (d)	885,000
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR ICE LIBOR USD 3 Month+7.390%, 7.66%, 1/17/2031 (d)	1,928,200
3,283,458	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.73%, 6/22/2030 (d)	1,510,390
5,000,000	Saranac CLO VI, Ltd., Series 2018-6A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.65%, 8/13/2031 (d)	3,442,500
2,160,000	SCOF-2, Series 2018-2A, Class ER VAR ICE LIBOR USD 3 Month+5.710%, 5.99%, 7/15/2028 (d)	1,836,000
1,500,000	Symphony CLO XXI, Series 2019-21A, Class E VAR ICE LIBOR USD 3 Month+6.750%, 7.03%, 7/15/2032 (d)	1,426,950
1,750,000	TCW CLO, Series 2019-2A, Class D2A VAR ICE LIBOR USD 3 Month+4.890%, 5.16%, 10/20/2032 (d)	1,750,000
1,000,000	TCW CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.670%, 8.95%, 2/15/2029 (d)	860,000

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Principal $		Value ($)
Collateralized Loan Obligations (continued)
2,200,000	TICP CLO I-2, Series 2018-IA, Class E VAR ICE LIBOR USD 3 Month+8.000%, 8.24%, 4/26/2028 (d)	1,700,600
4,150,000	TICP CLO III-2, Ltd., Series 2018-3R, Class F VAR ICE LIBOR USD 3 Month+7.980%, 8.25%, 4/20/2028 (d)	3,197,783
2,069,089	Trinitas CLO III, Series 2015-3A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 5.53%, 7/15/2027 (d)	1,086,272
5,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR ICE LIBOR USD 3 Month+7.785%, 8.06%, 4/15/2032 (d)	3,816,667
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D VAR ICE LIBOR USD 3 Month+6.250%, 6.52%, 7/20/2031 (d)	775,600
3,200,000	Voya CLO, Ltd., Series 2018-4A, Class ER VAR ICE LIBOR USD 3 Month+9.050%, 9.32%, 7/14/2031 (d)	1,664,000
1,000,000	Webster Park CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.750%, 8.02%, 7/20/2030 (d)	837,500
3,061,644	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR ICE LIBOR USD 3 Month+6.910%, 7.19%, 7/15/2031 (d)	1,002,688
3,413,997	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 5.53%, 4/15/2029 (d)	1,553,368

	Total Collateralized Loan Obligations (Cost $195,119,778)	159,035,168

LLC Interest — 9.6%
534,905	NexPoint Real Estate Finance Operating Partnership, L.P.(k)	7,852,404
624,311	NREF OP II, L.P.(k)	9,164,881
11,854,986	SFR WLIF I, LLC(e)(f)(k)	8,576,727
52,666,032	SFR WLIF II, LLC(e)(f)(k)	38,332,445
25,478,982	SFR WLIF III, LLC(e)(f)(k)	23,011,852

	Total LLC Interest (Cost $113,107,833)	86,938,309

Shares
Registered Investment Companies — 1.1%
48,649	Highland Global Allocation Fund (k)	301,624
1,156,943	NexPoint Strategic Opportunities Fund (k)	10,019,126

	Total Registered Investment Companies (Cost $19,726,415)	10,320,750

Principal $		Value ($)
Corporate Bonds & Notes — 0.1%
COMMUNICATION SERVICES — 0.0%
1,550	iHeartCommunications, Inc. 6.38%, 05/01/26	1,617

ENERGY — 0.0%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (d)(e)(f)(j)	—

INDUSTRIALS — 0.0%
7,500,000	American Airlines (j)(l)	123,276

REAL ESTATE — 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26	755,610

UTILITIES — 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (j)	—
8,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (j)(l)	12,000

		12,000

	Total Corporate Bonds & Notes (Cost $15,027,642)	892,503

Units
Warrants — 0.0%
ENERGY — 0.0%
5,801	Arch Resources, Expires 10/08/2023(c)	46,408

INDUSTRIALS — 0.0%
453	Omnimax International, Inc., Expires 12/31/2049(c)(e)(f)(k)	—
178,140	Remington Outdoor Co., Inc. (c)(e)(f)	—

		—

	Total Warrants (Cost $264,794)	46,408

Principal $
Claims — 0.0%
Communication Services — 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility (e)(f)(j)(n)	$52,138

	Total Claims (Cost $1,814,883)	52,138

Contracts
Purchased Call Options (c) — 0.0%
	Total Purchased Call Options (Cost $1,300,000)	400

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Principal $		Value ($)
Repurchase Agreement (o)(p) — 0.0%
40,008	Deutsche Bank Securities 0.050%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $40,008 (collateralized by U.S. Government obligations, ranging in par value $6,745 - $8,737, 0.000% - 2.500%, 11/10/2020 – 02/15/2023; with total market value $40,808)	40,008

	Total Repurchase Agreement (Cost $40,008)	40,008

Shares
Cash Equivalent — 22.4%
MONEY MARKET FUND (q) — 22.4%
202,449,213	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	202,449,213

	Total Cash Equivalent (Cost $202,449,213)	202,449,213

Total Investments - 144.6%		1,309,181,439

(Cost $1,796,696,854)
Securities Sold Short— (0.8)%
Common Stock — (0.8)%
INFORMATION TECHNOLOGY — (0.8)%
(53,300)	Texas Instruments, Inc.	(7,610,707)

	Total Common Stocks (Proceeds $6,381,954)	(7,610,707)

	Total Securities Sold Short - (0.8)% (Proceeds $6,381,954)	(7,610,707)

Other Assets & Liabilities, Net - (43.8)% (r)		(396,212,338)

Net Assets - 100.0%		905,358,394

(a)	Perpetual security with no stated maturity date.
(b)	There is currently no rate available.
(c)	Non-income producing security.
(d)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $189,190,187 or 20.9% of net assets.

(e)

Securities with a total aggregate value of $635,540,047, or 70.2% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(f)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $635,540,047, or 70.2% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Investment Portfolio.

(g)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $38,543. The loaned securities were secured with cash and securities collateral of $40,000. Collateral is calculated based on prior day’s prices.

(h)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(i)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.149% and 0.234%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(j)	The issuer is, or is in danger of being, in default of its payment obligation.
(k)	Affiliated issuer. Assets with a total aggregate market value of $352,164,495, or 38.9% of net assets, were affiliated with the Fund as of September 30, 2020.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$38,264,668	4.2%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$9,096,131	1.0%

(n)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(o)	Tri-Party Repurchase Agreement.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

(p)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $40,008.
(q)	Rate shown is 7 day effective yield.
(r)	As of September 30, 2020, $21,683,978 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2020	Highland Income Fund

Purchased options contracts outstanding as of September 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
USD Call/CNH Put	$7.70	BNP	October 2020	200,000,000	$1,358,000,000	$1,300,000	$400

Futures contracts outstanding as of September 30, 2020 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation	Value
Short Futures:
Russell 2000 Index E-MINI	June 2020	(631)	$(47,311,878)	$(151,942)	$(47,463,820)
S&P 500 Index E-MINI	June 2020	(760)	(127,027,706)	(348,294)	(127,376,000)

				$(500,236)	$(174,839,820)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	Highland Income Fund

Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Investment Portfolio for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National

Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2020, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans,

collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims,

common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2020 is as follows:

	Total value at September 30, 2020 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Highland Floating Rate Opportunities Fund
Assets
Preferred Stock
Energy	10,548,890	—	10,548,890	—
Financials	59,739,883	—	41,116,383	18,623,500
Real Estate	253,077,085	—	9,854,523	243,222,562
U.S. Senior Loans
Business Equipment & Services	9,594,505	—	9,594,505	—
Commercial Services	3,406,180	—	3,406,180	—
Communication Services	6,696,457	—	—	6,696,457
Consumer Discretionary	10,638,993	—	10,638,993	—
Consumer Products	2,121,554	—	2,121,554	—
Energy	9,969,384	—	9,969,384	—
Financials	9,981,552	—	9,981,552	—
Gaming/Leisure	13,475,743	—	—	13,475,743
Healthcare	62,905,639	—	15,382,277	47,523,362
Industrials	10,031,970	—	10,031,970	—
Information Technology	83,805,020	—	32,277,020	51,528,000
Real Estate	8,889,297	—	8,889,297	—
Retail	22,809,718	—	22,809,718	—
Service	17,699,227	—	17,699,227	—
Transportation	11,124,738	—	11,124,738	—
Utilities	4,940,400	—	4,940,400	—
Common Stocks
Communication Services	48,268,479	907,680	38,264,668	9,096,131
Consumer Discretionary	1,537,180	—	1,537,180	—
Energy	21,766	—	21,765	1
Gaming/Leisure(1)	—	—	—	—
Healthcare	5,797	—	—	5,797
Housing(1)	—	—	—	—
Industrials(1)	—	—	—	—
Materials	1,495,160	—	1,495,160	—
Real Estate	186,621,925	11,226,593	—	175,395,332
Collateralized Loan Obligations	159,035,168	—	159,035,168	—
LLC Interest	86,938,309	—	17,017,285	69,921,024
Registered Investment Companies	10,320,750	10,320,750	—	—
Corporate Bonds & Notes
Communication Services	1,617	—	1,617	—
Energy(1)	—	—	—	—
Industrials	123,276	—	123,276	—
Real Estate	755,610	—	755,610	—
Utilities	12,000	—	12,000	—
Warrants
Energy	46,408	46,408	—	—
Industrials(1)	—	—	—	—
Claims	52,138	—	—	52,138
Purchased Call Options	400	—	400	—
Repurchase Agreement	40,008	—	40,008	—
Cash Equivalent	202,449,213	202,449,213	—	—

Total Assets	1,309,181,439	224,950,644	448,690,748	635,540,047

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

	Total value at September 30, 2020 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Liabilities
Securities Sold Short
Common Stocks
Information Technology	(7,610,707)	(7,610,707)	—	—
Futures(2)	(500,236)	(500,236)	—	—

Total Liabilities	(8,110,943)	(8,110,943)	—	—

Total	1,301,070,496	216,839,701	448,690,748	635,540,047

(1)	This category includes securities with a value of zero.
(2)	Futures are valued at the unrealized depreciation on the instrument.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended September 30, 2020.

Category	Fair Value at 9/30/2020 $	Valuation Technique	Unobservable Inputs	Input Values
Preferred Stock	261,846,062	Discounted Cash Flow	Discount Rate	11% - 13%
		Third Party Indication of Value	Broker Quote	Various
U.S. Senior Loans	119,223,562	Multiple Analysis	Multitple of EBITDA less CAPEX	7.00x - 10.00x
		Transaction Analysis	Multitple of EBITDA less CAPEX	7.00x - 9.00x
		Black-Scholes Model	Volatility Assumption	25%
		Discounted Cash Flow	Discount Rate	9.00% - 15.00%
			Spread Adjustment	0.10%
		Transaction Indication of Value	Enterprise Value ($mm)	$13.25
Common Stocks	184,497,261	Multiple Analysis	Multitple of EBITDA less CAPEX	7.00x - 10.00x
			Unadjusted Price/Mhz-PoP	$0.10 - $0.95
		Discounted Cash Flow	Discount Rate	11.00% - 16.50%
			Capitalization Rate	6.75% - 7.75%
		Transaction Analysis	Multitple of EBITDA less CAPEX	7.00x - 9.00x
		Transaction Indication of Value	Enterprise Value ($mm)	$771.0
			Transaction Price per Share	$16.61
		Black-Scholes Model	Volatility Assumption	25%
		Net Asset Value	N/A	N/A
LLC Interest	69,921,024	Discounted Cash Flow	Discount Rate	1.28% - 5.93%
		Net Asset Value	N/A	N/A
Claims	52,138	Pricing Feed	Indication of Value	1.375

	635,540,047

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the period ended September 30, 2020, there were no transfers in or out of Level 3.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Balance as of December 31, 2019	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Distribution to Return Capital	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2020
	$	$	$	$	$	$	$	$	$	$	$
Preferred Stock
Financials	—	—	—	—	—	(1,095,500)	19,719,000	—	—	18,623,500	(1,095,500)
Real Estate	233,025,297	—	—	—	351,780	15,838,844	1,825,244	(7,314,604)	(503,999)	243,222,562	15,838,844
U.S. Senior Loans
Communication Services	6,107,407	—	—	(207)	—	(101,086)	690,343	—	—	6,696,457	(101,086)
Gaming/Leisure	10,753,914	—	—	—	32,687	3,257,160	—	(568,018)	—	13,475,743	3,257,160
Healthcare	47,733,657	—	—	—	—	(6,714,762)	6,504,467	—	—	47,523,362	(6,714,762)
Industrials	8,105,187	—	—	347,422	—	(8,452,609)	—	—	—	—	(8,452,609)
Information Technology	56,829,000	—	—	—	—	(5,301,000)	—	—	—	51,528,000	(5,301,000)
Common Stocks
Communication Services	7,520,731	—	—	—	—	1,575,400	—	—	—	9,096,131	1,575,400
Energy	1	—	—	—	—	—	—	—	—	1	—
Healthcare	72,254	—	—	—	—	(66,457)	—	—	—	5,797	(66,457)
Materials	45,617	—	—	—	—	(45,617)	—	—	—	—	(45,617)
Real Estate	95,747,531	—	—	—	—	(34,463,261)	123,711,047	—	(9,599,985)	175,395,332	(34,463,261)
Collateralized Loan Obligations	—	—	—	—	—	—	—	—	—	—	—
LLC Interest	88,777,470	—	—	—	—	(18,856,446)	—	—	—	69,921,024	(18,856,446)
Corporate Bonds & Notes
Energy	1,076,400	—	—	—	—	(1,076,400)	—	—	—	—	(1,076,400)
Warrants
Industrials	1,412	—	—	—	—	(1,412)	—	—	—	—	(1,412)
Claims	52,138	—	—	—	—	—	—	—	—	52,138	—

Total	555,848,016	—	—	347,215	384,467	(55,503,146)	152,450,101	(7,882,622)	(10,103,984)	635,540,047	(55,503,146)

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock assets are the discount rate and broker quotes. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: multiple of adjusted EBITDA, volatility assumption, transaction indication of value, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of adjusted EBITDA, price/MHz-PoP multiple, capitalization rate, discount rate, volatility assumption and transaction indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Advisor frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Advisor assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of September 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2020	Highland Income Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2020	Highland Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2020:

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019 $	Purchases at Cost $	Proceeds from Sales $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2020 $	Shares at September 30, 2020	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,393,678	1	44,988	—	—	—	(44,988)	1	1,438,666	—
Claymore (Common Stocks)	9,370,190	9	761,084	—	—	—	(761,083)	10	10,131,274	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	58,920,016	47,805,911	4,803,858	—	—	—	(5,080,610)	47,529,159	63,723,874	4,835,942
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	56,829,000	—	—	—	—	(5,301,000)	51,528,000	57,000,000	3,253,750
Highland Global Allocation Fund (Registered Investment Company)	—	—	197,609	—	—	—	104,015	301,624	48,649	28,606
LLV Holdco LLC (U.S. Senior Loans & Common Stocks)	13,442,392	10,753,914	333,130	—	(58,674)	—	1,723,067	12,751,437	13,810,470	147,258
NexPoint Real Estate Finance (Common Stocks)	—	—	218,170	—	—	—	40,638	258,808	17,630	—
NexPoint Residential Trust (Common Stocks)	—	—	5,371,315	(76,433)	—	—	1,292,024	6,586,906	148,521	15,296
NexPoint Strategic Opportunities Fund (Registered Investment Company)	989,143	17,517,723	1,740,631	(1,548,659)	—	—	(7,690,569)	10,019,126	1,156,943	—
NFRO REIT SUB, LLC (Common Stocks)	4,328,483	95,747,521	56,625,000	(9,599,985)	—	—	(6,521,421)	136,251,115	7,287,130	—
NexPoint Real Estate Finance Operating Partnership, L.P., NREF OP II (LLC Interest)	—	—	23,107,833	—	—	—	(6,090,548)	17,017,285	1,159,216	—
Omnimax International, Inc. (U.S. Senior Loans, Common Stocks & Warrants)	9,629,768	8,152,216	684,807	(4,118,050)	254,449	(6,010,799)	1,037,377	—	15,074	1,264,067
SFR WLIF I, II, III, LLC (LLC Interest)	90,000,000	88,777,470	—	—	—	—	(18,856,446)	69,921,024	90,000,000	4,933,747

Total	245,073,670	325,583,765	93,888,425	(15,343,127)	195,775	(6,010,799)	(46,149,544)	352,164,495	245,937,447	14,478,666